4Q 2022 INVESTOR PRESENTATION March 8, 2023

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, its business strategies, including the Vision 2025 plan, our HELOC, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect," "plan," "intend," "estimate," “project,” or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could." These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including the risks in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non-GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), the amortization of intangibles, and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), Adjusted Diluted Earnings (Loss) Per Share, and Adjusted EBITDA (LBITDA). We exclude from each of these non- GAAP financial measures the change in fair value of MSRs and related hedging gains and losses as they add volatility and are not indicative of the Company’s operating performance or results of operation. We also exclude stock compensation expense, which is a non-cash expense, management fees, IPO expenses, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense)”, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. These non-GAAP measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

3 FOURTH QUARTER FACT SHEET Financial Operational • Originations: $6.4 billion in funded volume, near the high-end of fourth quarter 2022 guidance • Total Revenue: $169.7 million on $4.2 billion of pull-through weighted lock volume • Total Expenses: Decreased by $91.4 million, or 21% from the third quarter of 2022, primarily due to lower personnel, marketing and G&A expenses • Liquidity: Unrestricted cash and equivalents of $864 million and undrawn borrowing capacity totaling $29 million at year-end • Servicing: Increased UPB to $141.2 billion at end of quarter, compared to $139.7 billion in Q3 ’22 • Continued progress towards our Vision 2025 strategy to address current and anticipated market conditions and position company for long-term value creation o Headcount: Reduced headcount to approx. 5,200 by end of year from approx. 11,300 at year-end 2021 o Successful roll-out of proprietary, HELOC product • Purchase Mix: 76% of total Originations • Organic Refinance Consumer Direct Recapture Rate: Remained Strong at 65% for the quarter

4 VISION 2025 PLAN • Purpose-driven organization, increasing purchase transactions and serving diverse communities across the country • Increase our focus on addressing persistent gaps in equitable housing, advancing the goal of growing our share of lending for purchase transactions while maintaining responsible management of credit risk • Target cost savings of approx. $375 - $400 million of annualized savings for second half of 2022, through headcount reduction, attrition, business process optimization, reduced marketing and third-party spending, and real estate consolidation • Actual non-volume related expenses decreased by an annualized $519 million • Based on these savings, the Company is positioning itself for a market size totaling $1.5 trillion • Launch of home equity line of credit (HELOC) giving efficient access to record levels of home equity in as little as seven days • Continued investment in our in-house servicing business to complement our origination strategy and serve customers through the entire mortgage journey • Capture additional revenue by leveraging marketing and customer acquisition expenses • Streamline organizational structure to better position the company for the rapidly evolving mortgage market and enhance quality and effectiveness • Increase share of lending for purchase transactions, while achieving best in class quality, increasing automation, and achieving operating leverage Focus on Purchase Transactions and Serving Diverse Communities Execute Growth Generating Initiatives Aggressively Right-Size Cost Structure Optimize Organizational StructureVISION 2025

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS



Frank Martell

President and CEO

CoreLogic, GE



Patrick Flanagan

Chief Financial Officer

Cerberus, Waterfall, Carrington



Jeff Walsh

President, LDI Mortgage

Ameriquest, Town & Country Credit Corp.



Zeenat Sidi

President, LDI Digital Products & Services

SoFi, Capital One, RBC



Dan Binowitz

Managing Director Operations & Servicing

Fremont Investment & Loan, pmac Lending Services, Inc.



Jeff DerGurahian

Chief Investment Officer and Head Economist

Prospect Mortgage



TJ Freeborn

Chief Administrative Officer

Discover, Wells Fargo Home Mortgage



George Brady

Chief Information Officer

Capital One, Fidelity, Goldman Sachs



Nicole Carrillo

Chief Accounting Officer

OpusBank, KPMG



Gregg Smallwood

Chief Legal Officer, Corporate Secretary

Caliber Home Loans, Morgan Stanley, Bank of America



Joe Grassi

Chief Risk Officer

Fannie Mae, Obermayer



Kevin Tackaberry

Chief Human Resources Officer

Prospect Mortgage, Triad Financial Services, 3M

5

loanDepot

$35 $33 $45 $101 $137 $54 2.0% 2.0% 2.0% 2.5% 3.4% 2.4% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 20 40 60 80 100 120 140 2017 2018 2019 2020 2021 2022 loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to FY-22 Origination CAGR: 34%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 2/21/2023 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 & Beyond 2022 + • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioning the Company for long term value creation • Purpose driven sustainable lending • Simplifying operational structure and increasing operating leverage • Maintaining strong Balance Sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC product $1.8 6 Title Insurance Escrow Services Homeowners Insurance First Mortgage HELOC

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) MBA as of 2/21/2023 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 2017- 2022 Origination CAGR 9% 5%Industry(1) Purchase Mix % : 26% 31% 26%29% ($ in billions) Total Market Share (%) 2.1% 2.4% 2.8%2.5% 3.8% 19% 3.3% 30% 34% 3.4% 3.3% 34% 37% 3.1% 59% 2.4% 2.2% 70% $18 $25 $36 $36 $33 $30 $30 $23 $20 $12 $9 $4 $15 $21 $27 $37 $41 $34 $32 $29 $22 $16 $10 $6 270 447 372 346 369 264 299 281 213 150 203 221 - 50 100 150 200 250 300 350 400 450 500 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 1.6% 76%

128 129 96 78 72 125 79 78 73 74 68 66 61 58 41 26 34 44 22 25 21 12 14 22 11 15 9 8 7 10 53 64 48 29 27 94 354 bps 369 bps 288 bps 228 bps 223 bps 362 bps 2017 2018 2019 2020 2021 2022 Historical expenses in bps of funded mortgage volume HISTORICAL COST STRUCTURE COMPARISON 8 338 bps 295 bps 428 bps362 bps Total Revenue (bps funded volume): Pre-tax Net Income (bps funded volume): (31) bps 7 bps 200 bps8 bps Salary Expense Marketing and Advertising Expense Direct Origination Expense (incl. Investor Fees) Subservicing Expense Other G&A 272 bps 49 bps Commission Expense 234 bps (128) bps FY-22 Expenses to Note: • $40.7 million of goodwill impairment • $15.4 million of personnel- related payments • $33.0 million of real estate exit costs and other asset impairment charges • $12.2 million of consulting and other professional expenses related to Vision 2025 • Total FY-22 of $101.3 million (19 bps)

ACHIEVED VISION 2025 EXPENSE SAVINGS TARGET

($MM)	4Q '22	3Q '22	2Q '22	4Q vs. 2Q	Notes
Revenue	$169.7	$274.2	$308.6	($139.0)	
Expenses					
Personnel	$165.6	$218.8	$296.6	($130.9)	1,2
Marketing and Advertising	31.5	42.9	60.8	(29.3)	3
Direct Origination Expense	14.2	19.5	34.0	(19.8)	4
Other General & Administrative Expense	68.6	83.4	63.9	4.7	
Occupancy	6.6	9.9	9.4	(2.8)	
Depreciation & Amortization	10.1	10.2	11.3	(1.2)	
Servicing Expense	6.6	14.2	10.7	(4.1)	
Other Interest Expense	40.4	36.1	33.1	7.3	
Goodwill & Other Impairment	-	-	40.7	(40.7)	
Total Expenses	$343.7	$435.1	$560.7	($216.9)	
(Loss) Income Before Taxes	**($174.1)**	**($160.9)**	**($252.0)**	**$77.9**	
Vision 2025 Related Expenses					
Personnel Related	3.2	8.6	3.5	($0.3)	
Vision 2025 Related Professional Services Fees	2.5	7.0	2.7	(0.2)	
Lease & and Other Asset Impairment	6.3	20.8	6.0	0.3	
Goodwill Impairment	0.0	0.0	40.7	(40.7)	
Total Vision 2025 Expenses	**$11.9**	**$36.4**	**$54.6**	**($43.5)**	

Notes:

Non-Volume Related:

1. *Approximately $63.6 million reduction due to headcount decreasing from 8,500 to 5,200 between Q2 and Q4*

3. *Marketing reduction resulting from smaller mortgage market, seasonality and fewer customer conversions*

Total non-volume related expenses - $129.8 million, or $519.3 million annualized

Volume Related:

2. *Approximately $67.3 million reduction in commissions*

4. *Reduction in direct origination expenses due to lower volume*

Total volume related expenses - $87.1 million

9

loanDepot

HISTORICAL SERVICING PORTFOLIO TREND 10 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate is defined as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination. 78% 70% Total Serv Exp$ to Avg. UPB $, bps: 2.3 75% 72% 2.4 58% 72% 2.0 56% 69% 2.4 $162 $153 $155 $140 $141 123 135 142 144 143 - 20 40 60 80 100 120 140 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q4'21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 UPB $ MSR FV, bps 61% 65% 2.0 Portfolio @ 12/31/22 W.A. Coupon 3.13% W.A. FICO (3) 737 W.A. LTV 71% W.A. Life (Mths) 18.5 DQ Rate 60D+ 1.0% 90D+ 0.8% Composition GSE 66.5% Gov’t/EBO 26.3% Other 7.2%

$38 $822 $29 $7 $29 $420 $554 $955 $1,144 $864 $458 $1,376 $984 $1,151 $893 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Unused Lines Unrestricted Cash STRONG LIQUIDITY AND BALANCE SHEET Note: Please see Appendix for Non-GAAP Reconciliation 11 Liquidity Overview ($M) Non-Funding Debt / Tangible Net Worth 1.3x 1.4x 1.8x 1.9x 2.2x Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 MSR / Tangible Net Worth 1.0x 1.0x 2.0x 2.1x 2.5x Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 4% 13% 11% 16% 14% Liquidity / Total Assets

12 Q1 2023 OUTLOOK Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $4.0 $6.0 Origination Volume ($bn) $3.0 $5.0 Pull-through Weighted GOS Margin, bps 180 220 Current Market Conditions • Higher interest rates adversely impacts home affordability • Increasing homeowner equity drives demand for cash-out refinance and HELOC products • Higher interest rates resulting in little incentive for rate and term refinance • Sharper focus on industry consolidation, driven primarily by headcount reductions and competitor exits to shed excess capacity given lower industry volume expectations Q1 2023 outlook reflects current interest rate environment, seasonality, and competitive pressures

APPENDIX: FINANCIALS

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 14 $ in MM except units and % 4Q’22 3Q’22 4Q’21 4Q’22 vs 3Q’22 4Q’22 vs 4Q’21 Cash and cash equivalents $864.0 $1,144.0 $419.6 (24.5%) 105.9% Loans held for sale, at fair value 2,373.4 2,692.8 8,136.8 (11.9%) (70.8%) Servicing rights, at fair value 2,037.4 2,030.0 2,006.7 0.4% 1.5% Total assets 6,609.9 7,378.5 11,812.3 (10.4%) (44.0%) Warehouse and other lines of credit 2,146.6 2,529.4 7,457.2 (15.1%) (71.2%) Total liabilities 5,688.5 6,300.0 10,183.0 (9.7%) (44.1%) Total equity 921.5 1,078.5 1,629.4 (14.6%) (43.4%) Servicing portfolio (unpaid principal balance) $141,170.9 $139,709.6 $162,113.0 1.0% (12.9%) Total servicing portfolio (units) 471,022 463,471 524,992 1.6% (10.3%) 60+ days delinquent ($) $1,421.7 $1,365.8 $1,510.3 4.1% (5.9%) 60+ days delinquent (%) 1.0% 1.0% 0.9% N/A N/A Servicing rights, net to UPB 1.4% 1.4% 1.2% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 15 ($MM) Q4 ‘22 3Q ‘22 4Q’21 FY22 FY21 Adjusted Revenue Total Net Revenue $169.7 $274.2 $705.0 $1,255.8 $ 3,724.7 Change in FV of Servicing Rights, Net of Hedge 18.9 (24.5) 18.3 (39.8) 14.5 Adjusted Total Revenue $188.5 $249.7 $723.6 $1,216.0 $ 3,739.2 Adjusted (LBITDA) EBITDA Net (Loss) Income ($157.8) ($137.5) $14.7 ($610.4) $ 623.1 Interest Expense - Non-Funding Debt 40.4 36.1 22.3 124.1 79.6 Income Tax (Benefit) Expense (16.3) (23.5) (3.8) (79.6) 43.4 Depreciation and Amortization 10.1 10.2 9.7 42.2 35.5 Change in FV of Servicing Rights, Net of Hedge 18.9 (24.5) 18.6 (39.8) 14.5 Change in FV of Contingent Consideration 0.0 0.0 0.0 0.0 (0.1) Stock Compensation Expense and Management Fees 8.8 4.8 2.2 20.3 67.3 IPO Expenses 0.0 0.0 0.0 0.0 6.0 Goodwill Impairment 0.0 0.0 0.0 40.7 0.0 Loss on Disposal of Fixed Assets & Other Impairments 4.0 20.2 0.0 30.1 0.0 Adjusted (LBITDA) EBITDA ($92.0) ($114.1) $63.7 ($472.1) $ 869.4

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 16 ($MM) Q4 ‘22 3Q ‘22 4Q’21 FY22 FY21 Adjusted Net (Loss) Income Net (Loss) Income ($157.8) ($137.5) $14.7 ($610.4) $ 623.1 Adjustments to Income Taxes 25.3 20.1 (1.5) 92.3 (132.5) Tax-Effected Net (Loss) Income ($132.4) ($117.4) $13.2 ($518.0) $ 490.6 Change in FV of Servicing Rights, Net of Hedge 18.8 (24.5) 18.6 (39.8) 14.5 Change in FV of Contingent Consideration 0.0 0.0 0.0 0.0 (0.1) Stock Compensation Expense and Management Fees 8.8 4.8 2.2 20.3 67.3 IPO Expenses 0.0 0.0 0.0 0.0 6.0 Loss on Disposal of Fixed Assets 1.6 11.0 0.0 12.6 0.0 Gain on Extinguishment of Debt 0.0 0.0 0.0 (10.5) 0.0 Goodwill & Other Impairment 2.4 9.1 0.0 58.2 0.0 Tax Effect of Adjustments (9.8) 0.1 (5.1) 1.1 (22.8) Adjusted Net (Loss) Income ($110.7) ($116.9) $28.9 ($476.0) $ 555.6

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 17 ($MM) 4Q ‘22 3Q ’22 2Q ’22 1Q ’22 4Q’21 Tangible Net Worth Total Equity $921.5 $1,078.5 $1,213.9 $1,511.2 $1,629.4 Less: Goodwill 0.0 0.0 0.0 (40.7) (40.7) Less: Intangibles 0.0 0.0 0.0 (1.5) (1.6) Tangible Net Worth $921.5 $1,078.5 $1,213.9 $1,469.0 $1,587.0 Non-Funding Debt Total Debt, net $2,289.3 $2,283.7 $2,427.1 $1,947.6 $1,628.2 Less: Securitization Debt, net 0.0 0.0 0.0 (421.3) 0.0 Non-Funding Debt $2,289.3 $2,283.7 $2,427.1 $1,526.3 $1,628.2